SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 24, 2003
                               -------------------
                Date of Report (Date of earliest event reported)


                         Livestar Entertainment Group Inc.
                         ---------------------------------
             (Exact name of registrant as specified in its charter)



                                   Nevada
                                   ------
                 (State or other jurisdiction of incorporation)


     000-27233                                   98-0204736
     ---------                                   ----------
(Commission  File  Number)                     (IRS  Employer
                                             Identification  No.)


    62 West 8th Avenue, 4th Floor, Vancouver, British Columbia, Canada  V5Y 1M7
    ---------------------------------------------------------------------------
    (address of principal executive offices)                         (Zip Code)


                                    (604) 682-6541
                                    --------------
              (Registrant's telephone number, including area code)

Item  7.  Financial  Statements

Financial  Statements.

On October 24, 2003, the registrant, Livestar Entertainment Group Inc. (the "Company") closed its acquisition of 1485684 Ontario Limited, an Ontario corporation doing business as The Sequel Nightclub (the "Sequel") as originally discussed in its current report on Form 8-K filed with the Securities and Exchange Commission on August 11, 2003. The closing of the acquisition was disclosed on Form 8-K/A (the "Amendment") filed on October 27, 2003. The Amendment further disclosed that the Company would file the required financial statements and pro forma financial information within required regulatory time periods which expired on January 7, 2004. This filing further amends the Form 8-K filed on August 11, 2003, and states that applicable financial statements and information continues to be prepared. Management hopes to file the required financial statements and information in a further amendment to the original Form 8-K filing in the near future.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LIVESTAR  ENTERTAINMENT  GROUP  INC.


                                            /s/ Ray Hawkins
                                        By: --------------------------------
                                            Ray  Hawkins
Date:  January  8,  2004                    Chief  Executive  Officer